Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CytRx Corporation (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven A. Kriegsman, Chief Executive Officer and interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

I became the Company's Chief Executive Officer and interim Chief Financial Officer on July 16, 2002 and was not an officer or director of the Company during the time period covered by the Report.

/s/ STEVEN A. KRIEGSMAN

Steven A. Kriegsman
Chief Executive Officer and Interim Chief Financial Officer August 14, 2002